Cash and cash equivalents	6 Months Ended
Jun. 30, 2018
Subclassifications of assets, liabilities and equities [abstract]
Cash and cash equivalents
Cash and cash equivalents

	June 30, 2018	December 31, 2017
	€m	€m
Cash and cash equivalents	403.6	219.0
Restricted cash	0.1	0.2
Cash and cash equivalents	403.7	219.2

‘Cash and cash equivalents’ comprise cash balances and call deposits. There were no bank overdrafts reported in either period. Restricted cash comprises money that is primarily reserved for a specific purpose and therefore not available for immediate or general business use.

At June 30, 2018, £209.0 million (€235.9 million) of the cash and cash equivalents balance were new borrowings during June 2018 which were used on July 2, 2018 to complete our acquisition of Aunt Bessie's. Please refer to note 19 Subsequent events for further information.